UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) January 18, 2005

                              COMMUNITY BANKS, INC.
                             ----------------------
             (Exact Name of Registrant as Specified in its Charter)

                                  Pennsylvania
                                  ------------
         (State or other jurisdiction of incorporation or organization)

                                   23-2251762
                                   ----------
                      (I.R.S. Employer Identification No.)

                                   No. 0-15786
                                  ------------
                            (Commission file number)


              750 East Park Drive, Harrisburg, Pennsylvania  17111
             ------------------------------------------------------
               (Address of Principal Executive Offices)   (Zip Code)


                                 (717) 920-1698
                                 --------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[X] Written communciations pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications   pursuant  to  Rule  14d-2(b)  under the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement  communications   pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

     On January 18, 2005, Community Banks, Inc. issued a press release announcing earnings for the quarter and year ended December 31, 2004. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K. No part of this report shall be deemed incorporated by reference into any registration statement filed under the Securities Act of 1933.

The following disclosure is made in accordance with Rule 165 of the Securities and Exchange Commission ("SEC").

     The Company urges its shareholders and the shareholders of PennRock Financial Services Corp ("PennRock"), as well as other investors, to read the proxy statement/prospectus that will be included in the registration statement on Form S-4 which the Company will file with the SEC in connection with the proposed merger of the Company and PennRock. This proxy statement/prospectus will contain important information about the Company, PennRock, the merger, the persons soliciting proxies in the merger and their interests in the merger and related matters. After the proxy statement/prospectus is filed with the SEC, it will be available for free on the SEC's web site at http://www.sec.gov. It will also be available for free from the Company and PennRock. You may direct such a request to either of the following persons:

Patricia E. Hoch, Senior Vice President and Secretary       Shannan Guthrie, Investor Relations Officer
Community Banks, Inc.                                       PennRock Financial Services Corp.
750 East Park Drive                                         1060 Main St.
Harrisburg, Pennsylvania 17111                              Blue Ball, Pennsylvania 17506
Phone: (717) 920-1698                                       Phone: (717) 354-3612

     In addition to the proposed registration statement and proxy statement/prospectus, the Company and PennRock file annual, quarterly and special reports, proxy statements and other information with the SEC. You may read and copy any reports, statements or other information filed by the Company or PennRock at the SEC's public reference rooms at 450 Fifth Street, N.W., Washington, D.C. 20549 or at the SEC's other public reference rooms in New York, New York and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. The Company's and PennRock's filings with the SEC are also available to the public from commercial document-retrieval services and for free on the SEC's web site at http://www.sec.gov.

     The Company, PennRock and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies with respect to the transactions contemplated by the merger agreement. Information concerning such officers and directors is included in the parties' proxy statements for their annual meetings of shareholders in 2004, previously filed with the SEC. These documents are available for free on the SEC's website at http://www.sec.gov and they are also available at no charge from the companies. You may direct a request for these documents to the officers identified above.

Item 9.01.  Financial Statements, Proforma Financial Information and Exhibits.
        (a)  Not Applicable.
        (b)  Not Applicable.
        (c)  Exhibits:

             99.1 Press release of Community Banks, Inc. dated January 18, 2005.
             99.2 Fiscal Insight - December 31, 2004.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    Community Banks, Inc.
                                                    ---------------------
                                                        (Registrant)

Dated: January 18, 2005                           /s/  Donald F. Holt
                                                -----------------------------
                                                       Donald F. Holt
                                                Executive Vice President and
                                                Chief Financial Officer